Exhibit 99.1

Ventas Completes Acquisition of New Senior Investment Group Inc.

CHICAGO & NEW YORK — (BUSINESS WIRE) — Ventas, Inc. (NYSE: VTR) (“Ventas”) and New Senior Investment Group Inc. (“New Senior”) today announced that Ventas has completed its acquisition of New Senior in an all-stock transaction (the “Transaction”), valued at approximately $2.3 billion, including New Senior debt assumed or repaid by Ventas. Under the terms of the merger agreement, New Senior stockholders are entitled to receive 0.1561 shares of newly issued Ventas common stock for each share of New Senior common stock that they owned immediately prior to the effective time of the merger.

“The acquisition of the New Senior portfolio positions Ventas to capture the powerful senior housing upside at a cyclical inflection point, adds a high quality independent living portfolio in advantaged markets with positive supply and demand fundamentals, and builds on existing relationships with leading operators and our deep experience in independent living at an attractive valuation that is accretive to Ventas,” said Debra A. Cafaro, Ventas Chairman and CEO. “I commend Susan Givens and her excellent team for their professionalism and accomplishments,” she added.

Ventas’s third quarter 2021 guidance issued on August 6, 2021 excluded any contribution or impact from the Transaction.

Effective today, shares of New Senior common stock will no longer be traded on the New York Stock Exchange.

About Ventas

Ventas, an S&P 500 company, operates at the intersection of two powerful and dynamic industries – healthcare and real estate. As one of the world’s foremost Real Estate Investment Trusts, Ventas’s portfolio of approximately 1,300 properties is buoyed by the demographic tailwind of a large and growing aging population. Ventas uses the power of capital to unlock the value of senior living communities, life science, research & innovation properties, medical office & outpatient facilities and other healthcare real estate, working with leading care providers, developers, research, educational and medical institutions, innovators and healthcare organizations. Ventas has followed a successful strategy that endures: combining a high-quality diversified portfolio of properties and capital sources to manage through cycles, working with industry leading partners, and a collaborative and experienced team focused on producing consistent growing cash flows and superior returns on a strong balance sheet, ultimately rewarding Ventas stakeholders.

About New Senior

New Senior Investment Group Inc. is a real estate investment trust with a diversified portfolio of senior housing properties located across the United States. New Senior is one of the largest owners of senior housing properties, with 103 properties across 36 states.

Forward Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding Ventas’s and Ventas’s officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. You are urged to carefully review the disclosures Ventas and New Senior make concerning risks and uncertainties that may affect Ventas’s and New Senior’s business and future financial performance in Ventas’s and New Senior’s filings with the Securities and Exchange Commission (“SEC”), including those made in the “Risk Factors” section and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” section of Ventas’s and New Senior’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Ventas does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

Certain factors that could affect Ventas’s future results and Ventas’s ability to achieve its stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic, including of the Delta or any other variant, on Ventas’s revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) Ventas’s ability to achieve the anticipated benefits and synergies from the acquisition of, and the risk of greater than expected costs or other difficulties related to the integration of, New Senior; (c) Ventas’s exposure and the exposure of Ventas’s tenants, borrowers and managers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject Ventas or Ventas’s tenants, borrowers or managers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, or events that affect consumer confidence, Ventas’s occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) Ventas’s ability, and the ability of Ventas’s tenants, borrowers and managers, to navigate the trends impacting Ventas’s or their businesses and the industries in which Ventas or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of Ventas’s tenants, borrowers, managers and other obligors and Ventas’s ability to foreclose successfully on the collateral securing Ventas’s loans and other investments in the event of a borrower default; (h) Ventas’s ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage Ventas’s portfolio opportunities and Ventas’s investments in co-investment vehicles; (i) Ventas’s ability to attract and retain talented employees; (j) the limitations and significant requirements imposed upon Ventas’s business as a result of Ventas’s status as a REIT and the adverse consequences (including the possible loss of Ventas’s status as a REIT) that would result if Ventas is not able to comply; (k) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect Ventas or Ventas’s tenants, borrowers or managers; (l) increases in Ventas’s borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (m) Ventas’s reliance on third parties to operate a majority of Ventas’s assets and Ventas’s limited control and influence over such operations and results; (n) Ventas’s dependency on a limited number of tenants and managers for a significant portion of Ventas’s revenues and operating income; (o) the adequacy of insurance coverage provided by Ventas’s policies and policies maintained by Ventas’s tenants, managers or other counterparties; (p) the occurrence of cyber incidents that could disrupt Ventas’s operations, result in the loss of confidential information or damage Ventas’s business relationships and reputation; (q) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting Ventas’s tenants, borrowers or managers; and (r) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Contact

Sarah Whitford

(877) 4-VENTAS